                                                                     EXHIBIT 4.9


     NUMBER                                                           SHARES

                      [LOGO OF CORINTHIAN COLLEGES, INC.]
  COMMON STOCK                                                     COMMON STOCK

                                                                SEE REVERSE
INCORPORATED UNDER THE LAWS                              FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE      CORINTHIAN COLLEGES, INC.     CUSIP 218868 10 7


THIS CERTIFIES THAT



is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF ===============================CORINTHIAN COLLEGES, INC.========================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

  /s/ PAUL ST. PIERRE          [CORPORATE SEAL OF          /s/ DAVID G. MOORE
                           CORINTHIAN COLLEGES, INC.]
       SECRETARY                                         CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
  U.S. STOCK TRANSFER CORPORATION
       Transfer Agent and Registrar,
By
                  Authorized Officer

                           CORINTHIAN COLLEGES, INC.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM - as tenants in common          UNIF GIFT MIN ACT - _________Custodian___________
                                                                  (Cust)            (Minor)
      TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors

      JT TEN  - as joint tenants with right                       Act__________________________
                of survivorship and not as                                  (State)
                tenants in common

    Additional abbreviations may also be used though not in the above list.

  For Value Received,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------------

-----------------------------------------------------------------------   Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -------------------------------
                                           -------------------------------------
                                           NOTICE:  THE SIGNATURE OF THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME AS WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED




By
  -----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION,
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17Ad-15.